Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2017	Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
2018	$ 79,916
2019	54,007
2020	23,163
2021	10,356
2022	6,534
Thereafter	3,350
Total	$ 177,326	$ 281,527